UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

March 22, 2018

Date of Report (Date of Earliest event reported)

PetLife Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-52445	33-1133537
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10120 So. Eastern Avenue, Suite 213, Henderson, NV 89052
(Address of principal executive offices)

Registrant’s telephone number, including area code:	(855) 682-7853

38 West Main St., Hancock, MD 21750

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (/Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective March 22, 2018, Vyvyan Campbell resigned as a Director of the Company. Ms. Campbell’s resignation was not the result of any disagreements with the Company regarding our operations, policies, practices or otherwise. Also, on March 22, 2018, Ralph Salvagno, M.D., resigned as Chief Executive Officer, President, Secretary, Treasurer, Chief Financial Officer, and Chairman of the Board of the Company. Dr. Salvagno’s resignation was not the result of any disagreements with the Company regarding our operations, policies, practices or otherwise. Concurrently, Laura De Leon Castro was appointed President, Chief Executive Officer, Secretary, Treasurer, Chief Financial Officer, and Chairman of the Board of Directors of the Company.

Laura De Leon Castro - Chief Executive Officer, President, Secretary, Treasurer, Principal Financial Officer, and Chairman of the Board of Directors

Laura De Leon Castro, age 43, was born and raised in the City of Monterrey, Mexico. She is a graduate of the law School of the University of Monterrey. Following her graduation in 1996, she was employed as attorney with a law firm in Monterrey, Mexico from 1997 to 2000. Thereafter, she served as the Assistant to the Chief Executive Officer of Gatorade Mexico from 2001 to 2003. During that period, she also became a certified Emergency Medical Technician. Following move to Spain in 2003, she has served as a volunteer Emergency Medical Technician.

The Company believes that Ms. De Leon Castro’s educational backgrounds and business and operational experiences give her the qualifications and skills to serve as a Director and in her respective officer positions.

Ms. De Leon Castro has not been involved in a transaction with related persons, promoters or control persons during the Company’s preceding fiscal year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2018	PETLIFE PHARMACEUTICALS, INC.

	By:	/s/ Laura De Leon Castro
	Name:	Laura De Leon Castro
	Title:	President and Chief Executive Officer